SUPPLEMENT DATED NOVEMBER 24 , 2014
to

PROSPECTUSES DATED MAY 1, 2014
FOR MASTERS CHOICE, MASTERS EXTRA,
MASTERS FLEX, MASTERS CHOICE II,
AND MASTERS FLEX II

PROSPECTUSES DATED APRIL 29, 2011
FOR MASTERS ACCESS AND
MASTERS EXTRA II

ISSUED BY DELAWARE LIFE INSURANCE COMPANY
DELAWARE LIFE VARIABLE ACCOUNT F

This supplement contains information about the Huntington VA International Equity Fund (the “Fund”) that is available as an investment option under your Contract.

On October 30, 2014, the Board of Trustees of The Huntington Funds approved the recommendation of Huntington Asset Advisors, Inc. to dissolve and liquidate the Fund on or about the close of business on March 6, 2015 (“the Liquidation Date”).

In anticipation of the liquidation, the Fund will be closed to new and subsequent investments as of the close of business on March 5, 2015.

If you currently have Account Value allocated to the Huntington VA International Equity Sub-Account, then effective immediately, a single transfer of that allocation to any other Sub-Account available under your Contract will not count against the contractual transfer limitations. You can request copies of fund prospectuses for the other available Sub-Accounts by calling us at (800) 752-7216.

As of the close of business on the Liquidation Date, any Account Value remaining in the Huntington VA International Equity Sub-Account will automatically be transferred to the MFS Money Market Sub-Account. This automatic transfer will not count against the contractual transfer limitations.

After the Liquidation Date, any Dollar-Cost Averaging, Portfolio Rebalancing or automatic investment programs that have not been changed to replace the Huntington VA International Equity Sub-Account will continue with the MFS Money Market Sub-Account as the replacement.

Please retain this supplement with your prospectus for future reference.

Masters (US) 11/2014